Marketable securities	12 Months Ended
Dec. 31, 2021
Marketable securities
Marketable securities

Note 22 - Marketable securities

   Accounting policies

The Group’s Marketable securities portfolio comprises an equity investment in a bond portfolio. The investment is categorized as equity instruments classified at fair value through profit or loss. Refer to note 30, Financial risks.

A net fair value adjustment of DKK 1.9 million from marketable securities have been recognized in finan- cial income in 2021 (2020: DKK -2.1 million in financial expenses, and 2019: DKK 0.8 million in financial income).